UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                  FORM 8-K/A-1


                                 CURRENT REPORT


   Pursuant to Section 13 or 15(d) of the Securities and Exchange Act of 1934


        Date of Report (Date of earliest event reported): October 2, 2001



                      COLLEGE BOUND STUDENT ALLIANCE, INC.
                      ------------------------------------
             (Exact name of registrant as specified in its charter)



               Nevada                   0-30323             84-1416023
    ----------------------------      ------------         -------------
    (State or other jurisdiction      (Commission          (IRS Employer
     of incorporation)                File Number)      Identification No.)



            333 South Allison Parkway, Suite 100, Lakewood, CO 80226
            --------------------------------------------------------
              (Address of principal executive offices)      (Zip Code)




       Registrant's telephone number, including area code: (303) 804-0155



                                 Not Applicable

          (Former name or former address, if changed since last report)

Item 4. Changes in Registrant's Certifying Accountants

     On October 3, 2001, College Bound Student Alliance, Inc. ("CBSA" or "the Company") appointed Hein + Associates LLP to replace KPMG LLP as its independent public accountants to audit its consolidated financial statements for the year ended July 31, 2001. KPMG LLP had ceased its engagement on October 1, 2001. Our Board of Directors approved the change in independent accountants on October 2, 2001.

     The independent auditor's report of KPMG LLP on our financial statements for the year ended July 31, 2000 did not contain an adverse opinion or a disclaimer of opinion, and was not modified as to uncertainty, audit scope or accounting principles.

     During our two most recent fiscal years and through the date of KPMG LLP ceasing its engagement, we did not have any disagreements with KPMG LLP on any matter of accounting principles or practice, financial statement disclosure, or auditing scope or procedure, which if not resolved to the satisfaction of KPMG LLP would have caused it to make reference to the subject matter thereof in connection with its independent auditor's report.

     The Company did have discussions with KPMG concerning the revenue recognition policy of a newly acquired subsidiary, the appropriateness of discounting restricted stock issued as compensation and in connection with acquisitions, and the amortization period of certain intangible assets. We understand that in at least one instance, KPMG consulted with its national office. In all instances, the Company accepted the final recommendations of KPMG.

     A letter from KPMG LLP addressed to the Securities and Exchange Commission dated October 22, 2001 stating whether it agrees with the above statements is furnished as Exhibit 16.1.

     A letter from the Company addressed to the Securities and Exchange Commission dated October 22, 2001 in response to the KPMG letter is furnished as
Exhibit 99.1.

     CBSA has not, during its two most recent fiscal years and any subsequent interim periods prior to engaging the new accountant, consulted the newly engaged accountant regarding:

     (i) The application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on the registrant's financial statements, and either a written report was provided to the registrant or oral advice was provided that the new accountant concluded was an important factor considered by the registrant in reaching a decision as to the accounting, auditing or financial reporting issue; or

     (ii) Any matter that was either the subject of a disagreement or a reportable event.


Item 7. Financial Statements and Exhibits

     (c)  The following exhibits are furnished as part of this report:

     Exhibit No.    Description
     -----------    -----------

     16.1 Letter from KPMG LLP to the Securities and Exchange Commission dated October 22, 2001.

     99.1 Letter from CBSA, Inc., the registrant, to the Securities and Exchange Commission dated October 22, 2001

                                    SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:  October 22, 2001            COLLEGE BOUND STUDENT ALLIANCE, INC.


                                   By: /s/ JEROME M. LAPIN
                                   ------------------------------------
                                   Jerome M. Lapin
                                   Chairman and Chief Executive Officer